Exhibit 10.2




                        AMENDMENT AND RESTATEMENT OF THE
                           TAYLOR CAPITAL GROUP, INC.
                PROFIT SHARING AND EMPLOYEE STOCK OWNERSHIP TRUST






                             McDermott, Will & Emery
                                     Chicago

                                TABLE OF CONTENTS


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ARTICLE I                                                                                            2


ARTICLE II                                                                                           2
----------
               II-1.         The Trust Fund                                                          2
               II-2.         Plan Administration                                                     3
               II-3.         Exercise of Trustee's Duties                                            3
               II-4.         General Powers                                                          3
               II-5.         Investment Managers                                                     7
               II-6.         Responsibility of Trustee                                               7
               II-7.         Compensation and Expenses                                               8
               II-8.         Continuation of Powers Upon Trust Termination                           8

ARTICLE III                                                                                          8
-----------
               III-1.        Investment of Company Stock                                             8
               III-2.        Investment of Cash                                                      8
               III-3.        Stock Dividends, Splits and Other Capital Reorganizations               9
               III-4.        Put Option                                                              9


ARTICLE IV                                                                                           9
----------
               IV-1.         Disagreement as to Acts                                                 9
               IV-2.         Persons Dealing with Trustee                                            9
               IV-3.         Benefits May Not Be Assigned or Alienated                               9
               IV-4.         Evidence                                                               10
               IV-5.         Waiver of Notice                                                       10
               IV-6.         Counterparts                                                           10
               IV-7.         Governing Laws and Severability                                        10
               IV-8.         Successors, Etc                                                        10
               IV-9.         Action                                                                 10
               IV-10.        Conformance with Plan                                                  11
               IV-11.        Indemnification                                                        11
               IV-12.        Headings                                                               11
               IV-13.        Notice.                                                                11

ARTICLE V                                                                                           12
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ARTICLE VI                                                                                          13
----------
               VI-1.         Resignation                                                            13
               VI-2.         Removal of the Trustee                                                 13
               VI-3.         Duties of Resigning or Removed Trustee and of Successor Trustee        13
               VI-4.         Filling Trustee Vacancy                                                13

ARTICLE VII                                                                                         14


ARTICLE VIII                                                                                        14
------------
               VIII-1.       Amendment                                                              14
               VIII-2.       Termination                                                            14

                        AMENDMENT AND RESTATEMENT OF THE
                           TAYLOR CAPITAL GROUP, INC.
                PROFIT SHARING AND EMPLOYEE STOCK OWNERSHIP TRUST



                         THIS AGREEMENT, made effective as of      , by and
between Taylor Capital Group, Inc., a Delaware corporation (the "Company"), and Cole Taylor Bank, an Illinois state chartered bank, as the successor trustee, and its successor or successors and assigns in the trust hereby evidenced, as trustee (the "Trustee").


                                WITNESSETH THAT:

               WHEREAS, effective as of October 1, 1996, the Company established a tax-qualified plan known as the Taylor Capital Group, Inc. 401(k)/Profit Sharing and Employee Stock Ownership Plan (the "Prior Plan") for the exclusive benefit of its eligible employees and those of any Related Company (as defined in Article VII) that adopted the Prior Plan and became a party to the Taylor Capital Group, Inc. 401(k)/Profit Sharing and Employee Stock Ownership Trust (the "Prior Trust")(the Company and the Related Companies that are parties hereto are sometimes referred to below collectively as the "Employers" and individually as "Employer"); and

               WHEREAS, effective as of October 1, 1998, the Company has amended, restated and continued the Prior Plan in the form of the Taylor Capital Group, Inc. Profit Sharing and Employee Stock Ownership Plan (the "Plan"); and

               WHEREAS, in connection with the amendment, restatement and continuation of the Prior Plan, the cash or deferred portion of the Prior Plan has been spun-off from the Prior Plan to the Taylor Capital Group, Inc. 401(k) Plan (the "401(k) Plan"); and

               WHEREAS, the Plan is intended to meet the applicable requirements of Sections 401(a) and 401(k) and a portion of the Plan is intended to be an employee stock ownership plan within the meaning of Section 4975(e)(7) of the Internal Revenue Code of 1986, as amended (the "Code"); and

               WHEREAS, the Prior Trust has been amended and restated into the trust established pursuant to this agreement (the "Trust"), which will implement and form a part of the Plan and is intended to be tax-exempt under Section 501(a) of the Code; and

               WHEREAS, the portion of the Prior Trust which was attributable to the cash or deferred portion of the Prior Plan has been spun off from the Prior Trust into a trust agreement which forms a part of the 401(k) Plan;

               NOW THEREFORE, pursuant to the authority delegated to the undersigned officers of the Company by resolution of its Board of Directors, IT IS AGREED, by and between the parties hereto, that the trust provisions contained herein shall constitute the agreement between the Company and the Trustee in connection with the Plan; and

               IT IS FURTHER AGREED, that the Trustee hereby accepts its appointment as such under this Trust Agreement.

               IT IS FURTHER AGREED, by and between the parties hereto as follows:



                                    ARTICLE I

                                      Name


                         This Trust Agreement and Trust hereby evidenced shall
be known as the "TAYLOR CAPITAL GROUP, INC. PROFIT SHARING AND EMPLOYEE STOCK OWNERSHIP TRUST."



                                   ARTICLE II

                   Management and Control of Trust Fund Assets


               II-1. The Trust Fund. The "Trust Fund" as at any date means all property of every kind then held by the Trustee pursuant to this Trust Agreement. The Trustee may manage, administer and invest all contributions made by the several Employers under the Plan as one Trust Fund, except to the extent that the authority to manage investments has been allocated to one or more investment managers pursuant to Article II-5. If, for any reason, it becomes necessary to determine the portion of the Trust Fund allocable to employees and former employees of any Employer as of any date, the Committee (as defined in Article II-2) shall specify such date as an accounting date, and after all adjustments required under the Plan as of that accounting date have been made, the portion of the Trust Fund attributable to such employees and former employees shall be determined and shall consist of an amount equal to the aggregate of the account balances of employees and former employees of that Employer plus an amount equal to any allocable contributions made by that Employer since the close of the immediately preceding plan year. The indicia of ownership of all assets of the Trust Fund must always reside within the jurisdiction of the district courts of the United States.

               II-2. Plan Administration. The Plan shall be administered by a committee (the "Committee"), the members of which shall be certified to the Trustee by the Company. Except as provided in Article II-4, the Trustee shall have no authority to act unless directed in writing by the Committee. Such directions shall take effect when received by the Trustee. The Committee may authorize one or more individuals to sign all communications between the Committee and Trustee and shall at all times keep the Trustee advised of the names of the members of the Committee and individuals authorized to sign on behalf of the Committee, and provide specimen signatures thereof. With the Trustee's prior written consent, the Committee may authorize the Trustee to act, without specific directions or other directions or instructions from the Committee, on any matter or class of matters with respect to which directions or instructions from the Committee are called for hereunder. A written statement signed by a majority of the Committee members or by an authorized Committee member shall be conclusive in favor of the Trustee acting in reliance thereon. The Trustee shall be fully protected in relying on any communication sent by any authorized person and shall not be required to verify the accuracy or validity of any signature unless the Trustee has reasonable grounds to doubt the authenticity of any signature. If the Trustee requests any directions hereunder and does not receive them, the Trustee shall act or refrain from acting, as it may determine, with no liability for such action or inaction.


               II-3. Exercise of Trustee's Duties. The Trustee shall discharge its duties hereunder solely in the interest of the Plan Participants and other persons entitled to benefits under the Plan, and:

               (a)            for the exclusive purpose of:

                              (i) providing benefits to Participants and other persons entitled to benefits under the Plan; and

                              (ii) defraying reasonable expenses of administering the Plan;

               (b) with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; and

               (c) in accordance with the documents and instruments governing the Plan unless, in the good faith judgment of the Trustee, the documents and instruments are not consistent with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").


               II-4. General Powers. Subject to the provisions of Articles II-2 and II-3, and Article III, with respect to the Trust Fund, the Trustee shall have the following powers, rights and duties in addition to those provided elsewhere in this Trust Agreement or by law:

               (a) to receive and to hold all contributions paid to it under the Plan; provided, however, that the Trustee shall have no duty to require any contributions to be made to it, or to determine that the contributions received by it comply with the provisions of the Plan or with any resolution of the Board providing therefor;

               (b) as directed by the Committee, to retain in cash (pending investment, reinvestment or the distribution of dividends) such reasonable amount as may be required for the proper administration of the Trust and to invest such cash as provided in Article III-2; provided, however, that pending receipt of directions from the Committee, the Trustee may retain reasonable amounts of cash, in its discretion, without any liability for interest;

               (c) as directed by the Committee, to make distributions from the Trust Fund to such persons or trusts, in such manner, at such times and in such forms (cash or other property) as directed without inquiring as to whether a payee is entitled to the payment, or as to whether a payment is proper, and without liability for a payment made in good faith without actual notice or knowledge of the changed condition or status of the payee. If any payment of benefits directed to be made from the Trust Fund by the Trustee is not claimed, the Trustee shall notify the Committee of that fact promptly. The Committee shall make a diligent effort to ascertain the whereabouts of the payee or distributee of benefits returned unclaimed. The Trustee shall dispose of such payments as the Committee shall direct. The Trustee shall have no obligation to search for or ascertain the whereabouts of any payee or distributee of benefits from the Trust Fund;

               (d)            to vote or tender any company stock as provided in
                              Section 14 of the Plan, and any other stocks, bonds or other securities held in the Trust, or otherwise consent to or request any action on the part of the issuer in person, by proxy or power of attorney;

               (e) as directed by the Committee or named fiduciaries, as defined in subsection 1.5 of the Plan, to contract or otherwise enter into transactions between itself, as Trustee, and the Company, a Related Company, or any Company shareholder or other individual, for the purpose of acquiring or selling company stock (as defined in subsection
                              4.1 of the Plan) and, subject to the provisions of
                              Article II-3, shall retain such company stock;

               (f) to compromise, contest, arbitrate, settle or abandon claims and demands by or against the Trust Fund;

               (g) to begin, maintain or defend any litigation necessary in connection with the investment, reinvestment and administration of the Trust, and, to the extent not paid from the Trust Fund, the Company shall indemnify the Trustee against all expenses and liabilities reasonably sustained or anticipated by it by reason thereof (including reasonable attorneys' fees);

               (h) to retain any funds or property subject to any dispute without liability for the payment of interest, or to decline to make payment or delivery thereof until final adjudication is made by a court of competent jurisdiction;

               (i) to report to the Company as of the last day of each Plan Year (which shall be the same as the Trust's fiscal year), as of any accounting date (or as soon thereafter as practicable), or at such other times as may be required under the Plan, the then "Net Worth" of the Trust Fund, that is, the fair market value of all property held in the Trust Fund, reduced by any liabilities other than liabilities to Participants in the Plan and their Beneficiaries, as determined by the Trustee;

               (j) to furnish to the Company an annual written account and accounts for such other periods as may be required under the Plan, showing the Net Worth of the Trust Fund at the end of the period, all investments, receipts, disbursements and other transactions made by the Trustee during the accounting period, and such other information as the Trustee may possess which the Company requires in order to comply with Section 103 of ERISA. The Trustee shall keep accurate accounts of all investments, earnings thereon, and all accounts, books and records related to such investments shall be open to inspection by any person designated by the Company or the Committee. All accounts of the Trustee shall be kept on an accrual basis. If, during the term of this Trust Agreement, the Department of Labor issues regulations under ERISA regarding the valuation of securities or other assets for purposes of the reports required by ERISA, the Trustee shall use such valuation methods for purposes of the accounts described by this subparagraph. All valuations of shares of company stock shall be made by an "Independent Appraiser" (as described in Section 401(a)(28)(C) of the Code) retained by the Trustee, and reviewed and finalized by the Trustee, in accordance with Section 3(18)(B) of ERISA. The Company may approve such accounting by written notice of approval delivered to the Trustee or by failure to express objection to such accounting in writing delivered to the Trustee within sixty (60) days from the date upon which the accounting was delivered to the Company. Upon the receipt of a written approval of the accounting, or upon the passage of the period of time within which objection may be filed without written objections having been delivered to the Trustee, such accounting shall be deemed to be approved, and the Trustee shall be released and discharged as to all items, matters and things set forth in such account, as fully as if such accounting had been settled and allowed by decree of a court of competent jurisdiction in an action or proceeding in which the Trustee, the Company and all persons having or claiming to have any interest in the Trust Fund or under the Plan were parties.

               (k) as directed by the Committee, to pay any estate, inheritance, income or other tax, charge or assessment attributable to any benefit which shall or may be required to pay out of such benefit; provided that the Trustee in its sole undirected discretion may require before making any payment such release or other document from any taxing authority and such indemnity from the intended payee as the Trustee shall deem necessary for its protection;

               (l) to employ and to reasonably rely upon information and advice furnished by agents, attorneys, Independent Appraisers, accountants or other persons of its choice for such purposes as the Trustee considers desirable;

               (m) to assume, until advised to the contrary, that the Trust evidenced by this Agreement is qualified under Section 401(a) of the Code and is entitled to tax exemption under Section 501(a) thereof;

               (n) to have the authority to invest and reinvest the assets of the Trust Fund, upon direction from the Committee, in personal property of any kind, including, but not limited to bonds, notes, debentures, mortgages, equipment trust certificates, investment trust certificates, guaranteed investment contracts, preferred or common stock, and registered investment companies; provided, however, that all investments in company stock shall be undertaken pursuant to the provisions of Article III-2. The Trustee shall follow the directions of the Committee and shall have no duty or obligation to review the assets from time to time so acquired, nor to make any recommendations with respect to the investment, reinvestment or retention thereof;

               (o) as directed by the Committee, to exercise any options, subscription rights and other privileges with respect to Trust assets, subject to the provisions of Article III;

               (p) to register ownership of any securities or other property held by it in its own name or in the name of a nominee, with or without the addition of words indicating that such securities are held in a fiduciary capacity, and may hold any securities in bearer form, but the books and records of the Trustee shall at all times reflect that all such investments are part of the Trust;

               (q) with the approval of the Committee, to borrow such sum or sums from time to time as the Trustee considers necessary or desirable and in the best interest of the Trust Fund, including to purchase Company Stock (as defined in subsection 4.1 of the Plan), and to enter into such agreements as the Trustee determines necessary or appropriate to accomplish such actions, and for that purpose to mortgage or pledge any part of the Trust Fund (subject to the provisions of Code Section 4795(c) and the regulations issued thereunder);

               (r) to participate in and use the Federal Book-Entry Account System, a service provided by the Federal Reserve Bank for its member banks for deposit of Treasury securities; and

               (s) as directed by the Committee, to perform any and all other acts which are necessary or appropriate for the proper management, investment and distribution of the Trust Fund.


               II-5. Investment Managers. The Committee may appoint one or more investment managers (as defined in section 3(38) of ERISA) to manage the investment of any part or all of the assets of the Trust Fund. Except as otherwise provided by law, the Trustee shall have no obligation for investment of any assets of the trust fund which are subject to management by an investment manager. Appointment of an investment manager shall be made by written notice to the investment manager and the Trustee, which notice shall specify those powers, rights and duties of the Trustee under this agreement that are allocated to the investment manager and that portion of the assets of the trust fund subject to investment management. An investment manager so appointed pursuant to this paragraph shall be either a registered investment adviser under the Investment Advisers Act of 1940, a bank, as defined in said Act, or an insurance company qualified to manage, acquire and dispose of the assets of the plan under the laws of more than one state of the United States. Any such investment manager shall acknowledge to the company in writing that it accepts such appointment and that it is a fiduciary with respect to the plan and trust. An investment manager may resign at any time upon written notice to the Trustee and the Committee. The Committee may remove an investment manager at any time by written notice to the investment manager and the Trustee.


               II-6. Responsibility of Trustee. The Trustee shall not be responsible in any way for the adequacy of the Trust Fund to meet and discharge any or all liabilities under the Plan or for the proper application of distributions made or other action taken upon the written direction of the Committee. The powers, duties and responsibilities of the Trustee shall be limited to those set forth in this Trust Agreement, and nothing contained in the Plan, either expressly or by implication, shall be deemed to impose any additional powers, duties or responsibilities on the Trustee.

               II-7. Compensation and Expenses. The Trustee shall be entitled to reasonable compensation for its services, as agreed to between the Company and the Trustee from time to time in writing and to reimbursement of all reasonable expenses incurred by the Trustee in the administration of the Trust. The Trustee is authorized to pay from the Trust Fund all expenses of administering the Plan and Trust, including its compensation, compensation to any agents employed by the Trustee and any accounting and legal expenses, to the extent they are not paid directly by the Employers. The Trustee shall be fully protected in making payments of administrative expenses pursuant to the written directions of the Committee.


               II-8. Continuation of Powers Upon Trust Termination. Notwithstanding anything to the contrary in this Agreement, upon termination of the Trust, the powers, rights and duties of the Trustee hereunder shall continue until all Trust Fund assets have been liquidated.



                                   ARTICLE III

                              Provisions Related to
                           Investment in Company Stock


               III-1. Investment in Company Stock. The primary purpose of the employee stock ownership portion of the Plan is to acquire an ownership interest in the Company either from the Company or its shareholders and to provide deferred compensation benefits to Participants and Beneficiaries in the form of share of company stock.
Accordingly, that portion of the Plan has been established to provide for investment primarily in shares of company stock.


               III-2. Investment of Cash. If an Employer's contribution made pursuant to the provisions of Section 3 of the Plan for any plan year is in cash, such cash shall be used by the Trustee as directed in writing by the Committee. The Trustee is authorized to purchase company stock (as defined in subsection 4.1 of the Plan) or to liquidate the company stock held in the ESOP stock account of a terminated participant with the assets contained in the active participants' ESOP cash accounts, as directed by the Committee. The Trustee is further authorized to purchase company stock from the Company, a Related Company, or from any shareholder, if the Trustee is directed by the Committee, and such stock may be outstanding, newly issued or treasury stock. All such purchases must be at a price not in excess of fair market value, as determined by an Independent Appraiser when the company stock is not publicly traded. Pending investment of cash in company stock, such cash may be invested in savings accounts, certificates of deposit, high-grade short-term securities, common or preferred stocks, bonds, or other investments, or may be held in cash. Such investments may include any collective investment trust which provides for the pooling of assets of plans described in section 401(a) of the Code and exempt from tax under section 501(a) of the Code the terms of which are incorporated by reference.


               III-3. Stock Dividends, Splits and Other Capital Reorganizations. Any company stock received by the Trustee as a stock split or dividend or as a result of a reorganization or other recapitalization of the Company shall be allocated as of each accounting date under the Plan in proportion to the company stock to which it is attributable.


               III-4. Put Option. If the distribution of a Participant's ESOP stock account is to be made in cash, or a distribution is made pursuant to subsection 6.4 of the Plan, or the Trustee expects to incur substantial Trust expenses which will not be paid directly by the Employers, and the Trustee determines that the Trust Fund has insufficient cash to make anticipated distributions or pay Trust expenses, the Trust shall have a "put option" on company stock it holds to the Company to the extent the Trustee receives written direction from the Committee for the purpose of making such anticipated distributions and paying such expenses. The purchase price for the company stock purchased by the Company pursuant to the "put option" will be the fair market value of the company stock, as of the date of the purchase, as determined by an Independent Appraiser.



                                   ARTICLE IV

                                  Miscellaneous


               IV-1. Disagreement as to Acts. If there is a disagreement between the Trustee and anyone as to any act or transaction reported in any accounting, the Trustee shall have the right to have its account settled by a court of competent jurisdiction.


               IV-2. Persons Dealing with Trustee. No person dealing with the Trustee shall be required to see to the application of any money paid or property delivered to the Trustee, or to determine whether or not the Trustee is acting pursuant to any authority granted to it under this Agreement or the Plan.


               IV-3. Benefits May Not Be Assigned or Alienated. The interests under the Plan and this Agreement of Participants and other persons entitled to benefits under the Plan are not subject to the claims of their creditors and may not be voluntarily or involuntarily assigned, alienated or encumbered, except to the extent that the Committee directs the Trustee that any such interests are subject to a qualified domestic relations order, as defined in Section 414(p) of the Code.

               IV-4. Evidence. Evidence required of anyone under this Agreement may be by certificate, affidavit, document or other instrument which the person acting in reliance thereon considers pertinent and reliable, and signed, made or presented by the proper party.


               IV-5. Waiver of Notice. Any notice required under this Agreement may be waived in writing by the person entitled thereto.


               IV-6. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and no other counterparts need be produced.


               IV-7. Governing Laws and Severability. This Agreement shall be construed and administered according to the laws of the Commonwealth of Massachusetts to the extent that such laws are not preempted by the laws of the United States of America. If any provision of this Agreement is held illegal, invalid or contrary to ERISA, the illegality or invalidity or contrary provision shall not affect the remaining provisions of the Agreement, but shall be severable, and the Agreement shall be construed and enforced as if the illegal or invalid provision had never been inserted herein.


               IV-8. Successors, Etc. This Agreement shall be binding on the Employers, and any successor thereto by virtue of any merger, sale, dissolution, consolidation or reorganization, on the Trustee and its successor and on all persons entitled to benefits under the Plan and their respective heirs and legal representatives.


               IV-9. Action. Any action required or permitted to be taken by the Company under this Agreement shall be by resolution of its Board of Directors or by a person or persons authorized by resolution of its Board of Directors. The Trustee shall not recognize or take notice of any appointment of any representative of the Company or Committee unless and until the Company or the Committee shall have notified the Trustee in writing of such appointment and the extent of such representative's authority. The Trustee may assume that such appointment and authority continue in effect until it receives written notice to the contrary from the Company or Committee. Any action taken or omitted to be taken by the Trustee by authority of any representative of the Company or Committee within the scope of his authority shall be as effective for all purposes hereof as if such action or nonaction had been authorized by the Company or Committee.

               IV-10. Conformance with Plan. Unless otherwise indicated in this Trust Agreement, all capitalized terms shall have the meaning as stated in the Plan. The Company has provided the Trustee with an executed or certified copy of the Plan and shall provide the Trustee with a certified copy of each amendment thereto promptly upon adoption. To the extent the provisions of the Plan and this Agreement conflict, the provisions of the Plan shall govern; provided however, that the Trustee's duties and obligations shall be determined solely under this Trust Agreement.


               IV-11. Indemnification. The Company shall indemnify and hold harmless the Trustee from all loss or liability (including expenses and reasonable attorneys' fee) to which the Trustee may be subject by reason of the execution of its duties under this Trust Agreement, or by reason of any acts taken in good faith in accordance with directions, or acts omitted in good faith due to absence of directions, from the Committee unless such loss or liability is due to the Trustee's gross negligence or willful misconduct. The Trustee is entitled to collect on the indemnity provided by this Article IV-11 only from the Company, and is not entitled to any direct or indirect indemnity payment from assets of the Trust Fund.


               IV-12. Headings. The headings of Sections of this Agreement are for convenience of reference only and shall have no substantive effect on the provisions of this Agreement.


               IV-13. Notice. All notices that are required or may be given pursuant to the terms of this Trust Agreement shall be in writing and shall be sufficient in all respects if delivered personally or by registered or certified mail, postage prepaid, as follows:

                                         If to the Company to:

                                         Taylor Capital Group, Inc.
                                         350 East Dundee Road
                                         Wheeling, Illinois, 60090
                                         Attn: Director of Human Resources

                                         If to the Trustee:

                                         Cole Taylor Bank
                                         350 E. Dundee Road
                                         Wheeling, IL  60090
                                         Attn:  Scott McCartan

Any notice required under this Trust Agreement may be waived by the person entitled to notice.

                                    ARTICLE V

                             No Reversion to Company


               No part of the corpus or income of the Trust Fund shall revert to any Employer or be used for, or diverted to, purposes other than for the exclusive benefit of Participants and other persons entitled to benefits under the Plan, provided, however, that:

               (a) Each Employer's contribution under the Plan is conditioned on the initial qualification of the Plan as applied to that Employer under Section 401(a) of the Code and if that Plan does not so initially qualify, the Trustee shall, upon written direction of the Committee, return to that Employer the amount of such contribution and any increment thereon within one calendar year after the date that qualification of the Plan, as applied to that Employer, is denied, but only if the application for qualification is submitted within the time prescribed by law.

               (b) If, upon termination of the Plan with respect to any Employer, any amounts are held in a 415 Suspense Account which are attributable to the contributions of such Employer and such amounts may not be credited to the Accounts of Participants, such amounts, upon the written direction of the Committee, will be returned to that Employer as soon as practicable after the termination of the Plan with respect to that Employer.

               (c) Employer contributions under the Plans are conditioned upon the deductibility thereof under
                              Section 404 of the Code, and, to the extent any such deduction of an Employer is disallowed, the Trustee shall, upon the written direction of the Committee, return the amount of the contribution (to the extent disallowed), reduced by the amount of any losses thereon, to the Employer within one year after the date the deduction is disallowed.

               (d) If a contribution or any portion thereof is made by an Employer by a mistake of fact, the Trustee shall, upon written direction of the Committee, return the amount of the contribution or such portion, reduced by the amount of any losses there on, to the Employer within one year after the date of payment to the Trustee.

Notwithstanding the foregoing, the Trustee has no responsibility as to the sufficiency of the Trust Fund to provide any distribution to an Employer under this Article V.

                                   ARTICLE VI

                                Change of Trustee


               VI-1. Resignation. The Trustee may resign at any time by giving thirty (30) days' advance written notice to the Company and the Committee.



               VI-2. Removal of the Trustee. The Committee may, with the consent of the Company, which shall not be unreasonably withheld, remove the Trustee by giving thirty (30) days' advance written notice to the Trustee, subject to providing the removed Trustee with satisfactory written evidence of the appointment of a successor Trustee and of the successor Trustee's acceptance of the trusteeship.


               VI-3. Duties of Resigning or Removed Trustee and of Successor Trustee. If the Trustee resigns or is removed, it shall promptly transfer and deliver the assets of the Trust Fund to the successor Trustee, and may reserve such amount to provide for the payment of all fees and expenses, or taxes then or thereafter chargeable against the Trust Fund, to the extent not previously paid by the Company. The Company shall be obligated to reimburse the Trust for any amount reserved by the Trustee. Within 120 days, the resigned or removed Trustee shall furnish to the Company and the successor Trustee an account of its administration of the Trust from the date of its last account. Each successor Trustee shall succeed to the title to the Trust Fund vested in his predecessor without the signing or filing of any further instrument, but any resigning or removed Trustee shall execute all documents and do all acts necessary to vest such title or record in any successor Trustee. Each successor shall have all the powers, rights and duties conferred by this Trust Agreement as if originally named Trustee. No successor Trustee shall be personally liable for any act or failure to act of a predecessor Trustee. With the approval of the Committee, a successor Trustee may accept the account rendered and the property delivered to it by its predecessor Trustee as a full and complete discharge to the predecessor Trustee without incurring any liability or responsibility for so doing.


               VI-4. Filling Trustee Vacancy. The Committee may, with the consent of the Company, which shall not be unreasonably withheld, fill a vacancy in the office of Trustee as soon as practicable by a writing filed with the person or entity appointed to fill the vacancy.

                                   ARTICLE VII

                              Additional Employers

               Any Related Company (as defined below) may become a party to this Trust Agreement by:

               (a) filing with the Company and the Trustee a certified copy of a resolution of its Board of Directors to that effect; and

               (b) filing with the Trustee a certified copy of a resolution of the Board of Directors of the Company consenting to such action.

A "Related Company" is any corporation, trade or business during any period in which it is, along with the Company, a member of a controlled group of corporations, a group of trades or businesses under common control or an affiliated service group, as described in section 414(b), 414(c) and 414(m), respectively, of the Code or as described in regulations issued by the Secretary of the Treasury or his delegate pursuant to section 414(o) of the Code. Any Related Company so becoming a party to this Trust Agreement shall be deemed to have irrevocably appointed the Company as its agent for all purposes of this Trust Agreement to the end that the Trustee may deal with the Company as if the Company were the only Employer party to this Trust Agreement.



                                  ARTICLE VIII

                            Amendment and Termination


               VIII-1. Amendment. While the Employers expect and intend to continue the Trust, the Company reserves the right to amend the Trust at any time pursuant to an action of the Company's Board of Directors, except that no amendment shall change the rights, duties and liabilities of the Trustee under this Trust Agreement without its prior written agreement, nor reduce a Participant's benefits to less than the amount such Participant would be entitled to receive if such Participant had resigned from the employ of the Employers on the date of the amendment. Amendments to the Trust shall be effective upon execution of such amendments by both the Company and the Trustee.


               VIII-2. Termination. The Trust may be terminated as to all Employees on any date specified by the Company. The Trust will terminate as to any Employer on the first to occur of the following:

               (a)            the date it is terminated by that Employer;

               (b) the date such Employer's contributions to the Trust are completely discontinued;

               (c) the date such Employer is judicially declared bankrupt under Chapter 7 of the U.S. Bankruptcy Code; or

               (d) the dissolution, merger, consolidation, or reorganization of that Employer, or the sale by that Employer of all or substantially all of its assets, except that, with the consent of the Company, such arrangements may be made whereby the Trust will be continued by any successor to that Employer or any purchaser of all or substantially all of that Employer's assets, in which case the successor or purchaser will be substituted for that Employer under the Trust.

The Trustee's powers upon termination as described above will continue until liquidation of the Trust Fund, or the portion thereof attributable to an Employer, as the case may be. Upon termination of this Trust the Trustee shall first reserve such reasonable amounts as it may deem necessary to provide for the payment of any expenses or fees then or thereafter chargeable to the Trust Fund. Subject to such reserve, the balance of the Trust Fund shall be liquidated and distributed by the Trustee to or for the benefit of the Participants or their beneficiaries, as directed by the Committee after compliance with applicable requirements of ERISA, as amended from time to time, or other applicable law, accompanied by a certification that the disposition is in accordance with the terms of the Plan and the Trustee need not question the propriety of such certification. The Company shall have full responsibility to see that such distribution is proper and within the terms of the Plan and this Trust.

               IN WITNESS WHEREOF, the Company and Trustee have caused these presents to be signed and their seals to be hereunto affixed and attested by their duly authorized officers all as of the day and year first above written.

                                              TAYLOR CAPITAL GROUP, INC.



                                             -----------------------------------
                                             President



                                             Cole Taylor Bank, not in its
                                             individual or corporate capacity,
                                             but solely as Trustee of the Taylor
                                             Capital Group, Inc. Profit Sharing
                                             and Employee Stock Ownership Trust


                                             -----------------------------------
                                              Senior Vice President